THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 30, 2008

with respect to

Thrivent Money Market Portfolio

Thrivent Series Fund, Inc., on behalf of Thrivent Money Market Portfolio (the “Portfolio”), has applied to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program provides shareholders of record of a participating fund a guarantee of a per share net asset value (“NAV”) of $1.00 with respect to amounts held by them in the fund as of the close of business on September 19, 2008. Persons who are not shareholders of record of a participating fund as of the close of business on September 19, 2008 are not covered by the Program.

The guarantee under the Program would be triggered if a fund’s per share NAV falls below $0.995 (a “Guarantee Event”) and the fund commences the process of liquidation. Under the terms of the Program, the U.S. Treasury guarantees payment to each eligible shareholder of the difference between the amount received by an eligible shareholder in connection with a liquidation of a participating fund and the amount such eligible shareholder would have received had the NAV of the fund been $1.00 per share. If the number of shares held by an eligible shareholder in a participating fund fluctuates over the duration of the Program, the Program would cover the lesser of (i) the number of shares held by the eligible shareholder in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the eligible shareholder as of the date of the Guarantee Event.

To participate in the Program, the Portfolio was required to pay an initial participation fee in the amount of 0.010% of the NAV of the Portfolio as of September 19, 2008, which the Portfolio bore. The Program remains in effect until December 18, 2008, unless extended by the U.S. Treasury. If the Program were extended, the Portfolio would be eligible to participate, subject to any applicable requirements, such as an additional fee.

Please include this Supplement with your Prospectus